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                                                                      EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report on Form 11-K of the Liberty Media 401(k) Savings Plan (the "Liberty Plan") for the year ended December 31, 2002 (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the net assets available for participant benefits and changes in net assets available for participant benefits of the Liberty Plan, as of the dates and for the periods indicated.


Date:  June 27, 2003                 /s/    Robert R. Bennett
                                  ---------------------------------------------
                                     Name:  Robert R. Bennett
                                     Title: Plan Committee Member
                                     (Chief Executive Officer (or equivalent)
                                     of the Liberty Plan)


                                     /s/      George C. Platisa
                                  ----------------------------------------------
                                     Name:  George C. Platisa
                                     Title: Plan Committee Member
                                     (Chief Financial Officer (or equivalent)
                                     of the Liberty Plan)

          The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.